UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2005

PERFORMANCE FOOD GROUP COMPANY

(Exact Name of Registrant as Specified in Charter)

Tennessee	0-22192	54-0402940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12500 West Creek Parkway Richmond, Virginia (Address of Principal Executive Offices)		23238 (Zip Code)

(804) 484-7700
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

     On February 14, 2005, Performance Food Group Company, a Tennessee corporation (the “Company”), issued a press release announcing, among other matters, a delay in the reporting of its results of operations for the fourth quarter and year ended January 1, 2005, the text of which is set forth as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

    (c)  Exhibits

            99.1  Press Release of Performance Food Group Company dated February 14, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERFORMANCE FOOD GROUP COMPANY
By:	/s/ John D. Austin
John D. Austin
Senior Vice President and Chief Financial Officer

Date: February 14, 2005

EXHIBIT INDEX

99.1    Press Release of Performance Food Group Company dated February 14, 2005.